Exhibit 10.4(f)

Authorization ID: HOL419101                                                                                                                                                  FS-2700-23 (03/06)Contact ID: BEAVER_CREEK                                                                                                                                                                       OMB 0596-0082
Use Code: 161

U.S DEPARTMENT OF AGRICULTURE
Forest Services
AMENDEMNT
FOR
SPECIAL USE AUTHORIZATION
AMENDMENT NUMBER:  3

This amendment is attached to and made a part of the special use authorization (identified above) issued to BEAVER CREEK ASSOCIATES, INC. on 11/17/1999 which is hereby amended as follows:

This amendment removes the old map dated June 11, 2002, and replaces it with a new map covering 3,849 acres, prepared by Don Dressler on December 1, 2006.

This Amendment is accepted subject to the conditions set forth herein, and to conditions_N/A   to  N/A_  attached hereto and made a part of this Amendment.

/s/ John Garnsey                        /s/ Maribeth Gustafson
(Holder Signature)                      (Authorized Officer Signature)

John Garnsey, SVP/COO                   MARIBETH GUSTAFSON, Forest Supervisor
(Holder Signature)                     (Name and Title)

Date: January 9, 2007                   Date: 1-10-2007

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